UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2527

DWS Money Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	07/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  JULY 31, 2008

Annual Report to Shareholders

DWS Money Market Prime Series

Contents

click here Portfolio Management Review

click here Information About Your Fund's Expenses

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Shareholder Meeting Results

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

DWS Money Market Prime Series: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Money Market Prime Series. DIMA has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience managing money market funds.

In the following interview, the portfolio management team discusses the market environment and the team's approach to managing DWS Money Market Prime Series during the fund's most recent fiscal year ended July 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Will you discuss the market environment for the fund during the most recent 12-month period?

A: In early 2007, increasing defaults by subprime mortgage borrowers and losses on residential mortgage-backed securities had sparked volatility in the financial markets as investors wondered to what degree Wall Street and the banking community would be hurt by a retrenchment in this market. By the fall of 2007, it became clear that several financial firms would need to begin to reduce debt and take significant write-downs. In the short end of the yield curve, asset-backed securities' yields rose sharply, reflecting investors' credit concerns, as did the London Interbank Offered Rate (LIBOR).1

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.
LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

December ended with an optimistic tone to the markets, but in January 2008, investors' anxieties returned in full force as pressures on the financial markets seemed to come from every direction. Economic data weakened significantly, the equity markets struggled, short-term credit markets experienced further dislocations, and large and small investors tried to rid themselves of questionable credits. In addition, during the first quarter of 2008 large hedge funds with sizeable portfolios of mortgage securities received margin calls from lenders, as the mortgage securities they were employing as collateral for other transactions were devalued by the marketplace. This led to more forced selling of billions of dollars of mortgage securities and additional credit market instability. In addition, Bear Stearns, the nation's fifth-largest investment bank, had to be rescued from near bankruptcy by the New York Federal Reserve Bank and JPMorgan Chase.

In the general "flight to quality" that ensued from these major events — amid a market atmosphere of fear and uncertainty over perceived credit quality — demand for short-term Treasury securities reached overwhelming levels as investors prized safety over all other considerations, including yield.2 By mid-March, the unprecedented level of market demand forced Treasury yields to historic lows.

2 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield as of July 31, 2008— DWS Money Market Prime Series
DWS Cash Investment Trust Class A Shares	2.03%
DWS Cash Investment Trust Class B Shares	1.36%
DWS Cash Investment Trust Class C Shares	1.35%
DWS Cash Investment Trust Class S Shares	2.35%
DWS Money Market Fund Shares	2.39%

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate. For the most current yield information, visit our Web site at www.dws-investments.com.

Lipper Ranking — Money Market Fund Category as of 7/31/08 (DWS Money Market Fund Shares)
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	24	of	339	8
3-Year	21	of	310	7
5-Year	25	of	293	9
10-Year	21	of	192	10

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of July 31, 2008. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Money Market Fund category. Rankings are for DWS Money Market Fund Shares; other share classes may vary.

Source: Lipper Inc.

In response to the "credit crunch," as well as to fears of an oncoming economic recession, the US Federal Reserve Board (the Fed) cut the federal funds rate (the overnight rate charged by banks when they borrow money from each other) a total of three and one-quarter percentage points over seven Federal Open Market Committee (FOMC) meetings from September 2007 to April 2008. As a means of restoring liquidity within the global monetary system (and restoring some normalcy to short-term Treasury yield levels), the Fed also took a number of creative measures. These included the setting up of temporary securities auction facilities for banks and broker/dealers and significantly easier credit terms from the Fed for these institutions. In April, the fact that the lending rate for the Fed's recently established auction facility for banks was significantly (and surprisingly) higher than LIBOR led to market uncertainty and disruption. Over 10 days in mid-April LIBOR then spiked based on investor scrutiny concerning whether LIBOR rates were too low, before retreating somewhat. During May and June, financial market conditions improved somewhat, and liquidity was largely restored in the short end of the money market yield curve. Toward the close of the period, worries over the financial health and future prospects of the Government Sponsored Entities (GSEs) Fannie Mae and Freddie Mac, both critical in creating a secondary "securitized" market for pools of mortgages and maintaining a flow of funds for the US home loan/mortgage market, negatively affected money market funds.

As of July 31, 2008, the three-month LIBOR, an industry standard for measuring three-month taxable money market rates, stood at 2.79%, compared with 5.36% 12 months earlier.

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: Given the difficult situation throughout the investment markets during much of the period, and understanding that the credit crunch would not be a short-term phenomenon, our strategy for managing through the situation was to emphasize liquidity and high credit quality while looking for ways to maximize yield potential when opportunities presented themselves. As liquidity returned to the short end of the money market yield curve, we increased the fund's allocation to short-term commercial paper and certificates of deposit to take advantage of the wide yield spread between LIBOR and the fed funds rate.3

3 The yield spread is the difference between the yield of a security and the yield of a comparable duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

We also maintained a significant allocation to floating rate securities because of their attractive yields. (The interest rate of floating rate securities adjusts periodically based on indices such as LIBOR and the fed funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.) The decision to maintain a significant allocation in this sector helped fund performance during the 12-month period. Lastly, to increase portfolio diversification in pursuit of additional safety, a core allocation in non-financial securities such as Treasury, agency and corporate short-term issues was maintained.

Q: What detracted from performance during the period?

A: The types of securities that the fund was investing in — particularly in late 2007 — tended to have lower yields than issues carrying more risk. We preferred to be cautious during this time of significant market turbulence. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Q: Will you describe your investment philosophy?

A: We continue to insist on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards, applying a careful approach to investing while seeking competitive yield for our shareholders.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2008 to July 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2008
Actual Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 2/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/08	$ 1,011.70	$ 1,008.00	$ 1,008.30	$ 1,013.30	$ 1,013.70
Expenses Paid per $1,000*	$ 4.00	$ 7.69	$ 7.44	$ 2.45	$ 2.05
Hypothetical 5% Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 2/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/08	$ 1,020.89	$ 1,017.21	$ 1,017.45	$ 1,022.43	$ 1,022,82
Expenses Paid per $1,000*	$ 4.02	$ 7.72	$ 7.47	$ 2.46	$ 2.06
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
DWS Money Market Prime Series	.80%	1.54%	1.49%	.49%	.41%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (as a % of Investment Portfolio)	7/31/08	7/31/07

Commercial Paper	50%	37%
Short-Term Notes	23%	35%
Certificates of Deposit and Bank Notes	15%	13%
Government & Agency Obligations	5%	1%
Repurchase Agreements	4%	2%
Master Notes	2%	1%
Time Deposits	1%	5%
Promissory Notes	—	4%
Asset Backed	—	1%
Guaranteed Investment Contracts	—	1%
	100%	100%
Weighted Average Maturity

DWS Money Market Prime Series	50 days	37 days
First Tier Retail Money Fund Average*	44 days	43 days
* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subjected to change.

For more complete details about the Fund's holdings, see page 12-17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund is posted twice each month to www.dws-investments.com. Portfolio holdings as of the 15th day of each month are posted on or after month-end and portfolio holdings as of each month-end are posted on or after the 14th day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for more contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2008

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 14.8%
ABN AMRO Bank NV, 2.805%, 10/17/2008	33,500,000	33,500,355
Banco Bilbao Vizcaya Argentaria SA:
3.005%, 10/28/2008	16,000,000	16,002,753
3.155%, 1/5/2009	28,000,000	28,000,601
Banco Santander SA:
2.67%, 10/3/2008	18,000,000	17,997,734
2.89%, 11/10/2008	25,000,000	25,002,052
Bank of Scotland PLC:
4.5%, 11/19/2008	20,000,000	20,000,000
4.93%, 10/9/2008	10,000,000	10,000,000
Barclays Bank PLC:
3.0%, 12/2/2008	35,000,000	35,000,000
3.15%, 12/8/2008	15,000,000	15,000,000
Calyon, 3.0%, 10/22/2008	40,000,000	40,000,000
Chase Bank USA NA, 2.73%, 11/17/2008	35,000,000	35,000,000
Credit Agricole SA, 2.7%, 9/2/2008	35,000,000	35,000,000
Credit Industriel et Commercial:
3.045%, 10/14/2008	45,000,000	45,000,459
3.1%, 9/25/2008	52,000,000	52,000,394
Intesa Sanpaolo SpA, 3.02%, 12/29/2008	21,000,000	21,000,000
JPMorgan Chase Bank NA, 2.8%, 8/11/2008	30,000,000	30,000,000
Metropolitan Life Global Funding I, 3.8%, 1/20/2009	10,000,000	10,000,000
Mizuho Corporate Bank Ltd:
2.82%, 10/16/2008	40,000,000	40,000,000
2.82%, 10/20/2008	25,000,000	25,000,000
Societe Generale, 2.89%, 10/9/2008	25,000,000	25,000,000
Toronto-Dominion Bank:
2.68%, 8/18/2008	25,000,000	25,003,028
2.86%, 9/8/2008	20,000,000	20,000,208
Wells Fargo Bank NA, 2.43%, 8/14/2008	25,000,000	25,000,000
Total Certificates of Deposit and Bank Notes (Cost $628,507,584)		628,507,584

Commercial Paper 49.9%
Issued at Discount** 41.5%
Abbey National North America LLC, 2.6%, 10/22/2008	42,000,000	41,751,267
AstraZeneca PLC:
2.26%, 9/29/2008	22,000,000	21,918,514
2.35%, 10/15/2008	44,000,000	43,784,583
2.71%, 11/24/2008	20,000,000	19,826,861
2.88%, 8/20/2008	15,000,000	14,977,200
AT&T, Inc., 2.25%, 10/3/2008	20,000,000	19,921,250
Bank of Scotland PLC, 2.65%, 8/22/2008	10,000,000	9,984,542
Caisse Nationale des Caisses Depargne et de Prevoyance:
2.96%, 8/12/2008	43,000,000	42,961,109
2.96%, 12/15/2008	32,000,000	31,642,169
2.96%, 12/23/2008	45,000,000	44,467,200
Cancara Asset Securitisation LLC:
2.56%, 8/20/2008	45,320,000	45,258,768
2.7%, 8/4/2008	44,000,000	43,990,100
Chariot Funding LLC, 2.48%, 8/15/2008	24,383,000	24,359,484
Colgate-Palmolive Co., 2.05%, 8/29/2008	6,000,000	5,990,433
CVS/Caremark Corp., 2.75%, 8/21/2008	30,000,000	29,954,167
Dexia Delaware LLC, 2.81%, 10/23/2008	40,000,000	39,740,856
General Electric Capital Corp.:
2.7%, 12/15/2008	30,000,000	29,694,000
2.75%, 9/19/2008	22,000,000	21,917,653
3.92%, 9/30/2008	20,000,000	19,869,333
Giro Balanced Funding Corp.:
2.75%, 8/29/2008	20,000,000	19,957,222
2.94%, 8/15/2008	40,000,000	39,954,267
Gotham Funding Corp.:
2.57%, 8/21/2008	25,000,000	24,964,306
2.67%, 8/22/2008	32,000,000	31,950,160
Grampian Funding LLC, 2.57%, 8/19/2008	25,000,000	24,967,875
Greenwich Capital Holdings, Inc., 2.98%, 12/18/2008	30,000,000	29,654,817
Johnson & Johnson, 2.0%, 9/4/2008	15,000,000	14,971,667
JPMorgan Chase & Co.:
2.3%, 8/12/2008	20,000,000	19,985,944
2.49%, 9/29/2008	40,000,000	39,836,767
KBC Financial Products International Ltd.:
2.75%, 9/26/2008	25,000,000	24,893,056
2.85%, 11/3/2008	24,000,000	23,821,400
2.975%, 8/19/2008	32,500,000	32,451,656
Kellogg Co.:
2.6%, 8/15/2008	7,000,000	6,992,922
2.6%, 8/20/2008	15,000,000	14,979,417
2.75%, 9/5/2008	10,000,000	9,973,264
Liberty Street Funding LLC:
2.65%, 8/25/2008	32,500,000	32,442,583
2.77%, 8/6/2008	5,000,000	4,998,076
2.9%, 9/30/2008	5,000,000	4,975,833
Lloyds TSB Bank PLC, 2.25%, 8/11/2008	20,000,000	19,987,500
Merck & Co., Inc., 2.2%, 10/15/2008	17,000,000	16,922,083
MetLife, Inc., 2.11%, 8/13/2008	5,000,000	4,996,483
Nestle Capital Corp.:
2.49%, 12/17/2008	15,000,000	14,856,825
4.3%, 10/31/2008	5,000,000	4,945,653
Nieuw Amsterdam Receivables Corp., 2.65%, 8/8/2008	35,000,000	34,981,965
Nissan Motor Acceptance Corp.:
2.85%, 8/6/2008	2,500,000	2,499,010
2.85%, 8/25/2008	5,000,000	4,990,500
2.9%, 8/19/2008	6,000,000	5,991,300
3.07%, 9/18/2008	25,000,000	24,897,667
Novartis Finance Corp., 2.5%, 10/6/2008	45,000,000	44,793,750
Pfizer, Inc.:
2.27%, 9/23/2008	35,000,000	34,883,032
2.685%, 8/6/2008	28,000,000	27,989,558
Procter & Gamble International Funding SCA, 2.2%, 10/24/2008	10,000,000	9,948,667
Romulus Funding Corp.:
2.75%, 8/5/2008	20,670,000	20,663,684
2.81%, 8/4/2008	3,000,000	2,999,297
Royal Bank of Scotland Group PLC, 3.1%, 12/12/2008	20,000,000	19,770,944
Scaldis Capital LLC:
2.64%, 8/15/2008	30,000,000	29,969,200
2.7%, 8/6/2008	15,000,000	14,994,375
2.71%, 8/7/2008	15,000,000	14,993,225
Societe Generale North America, Inc.:
2.935%, 12/22/2008	40,000,000	39,533,661
3.15%, 10/22/2008	40,000,000	39,713,000
Starbird Funding Corp., 3.02%, 9/30/2008	42,000,000	41,788,600
Swedbank AB, 2.77%, 8/19/2008	35,000,000	34,951,525
Total Capital SA, 2.3%, 9/30/2008	20,000,000	19,923,333
Toyota Motor Credit Corp.:
2.25%, 10/3/2008	20,000,000	19,921,250
2.53%, 10/14/2008	30,300,000	30,142,423
2.88%, 12/30/2008	20,000,000	19,758,400
Tulip Funding Corp., 2.65%, 8/6/2008	20,000,000	19,992,639
Verizon Communications, Inc.:
2.4%, 8/11/2008	2,000,000	1,998,667
2.45%, 8/28/2008	20,000,000	19,963,250
2.48%, 8/26/2008	20,000,000	19,965,556
Victory Receivables Corp.:
2.62%, 8/4/2008	55,783,000	55,770,821
2.74%, 8/18/2008	24,350,000	24,318,494
2.8%, 8/18/2008	20,000,000	19,973,556
Volkswagen of America:
2.82%, 8/14/2008	15,000,000	14,984,725
2.85%, 8/6/2008	15,000,000	14,994,062
3.05%, 9/22/2008	10,000,000	9,955,944
		1,757,505,345
Issued at Par 8.4%
Alpine Securitization, 2.22%, 8/1/2008	20,000,000	20,000,000
Citibank Credit Card Issuance Trust, 2.8%, 8/1/2008	54,000,000	54,000,000
CVS/Caremark Corp., 2.6%, 8/1/2008	20,000,000	20,000,000
Falcon Asset Securitization Co., LLC, 2.25%, 8/1/2008	20,000,000	20,000,000
General Electric Capital Corp., 2.18%, 8/1/2008	100,000,000	100,000,000
Johnson Controls, Inc., 2.5%, 8/1/2008	20,000,000	20,000,000
Nieuw Amsterdam Receivables Corp.:
2.45%, 8/1/2008	53,000,000	53,000,000
2.5%, 8/1/2008	10,000,000	10,000,000
Perry Global Funding LLC, 2.76%, 8/1/2008	20,000,000	20,000,000
Swedbank AB, 2.95%, 8/1/2008	22,000,000	22,000,000
Tempo Finance Corp., 2.3%, 8/1/2008	10,000,000	10,000,000
Windmill Funding I Corp., 2.2%, 8/1/2008	8,118,000	8,118,000
		357,118,000
Total Commercial Paper (Cost $2,114,623,345)		2,114,623,345

Short-Term Notes* 23.5%
Abbey National Treasury Services PLC:
2.881%, 4/24/2009	15,000,000	15,000,000
2.895%, 2/20/2009	25,000,000	25,000,000
ANZ National (International) Ltd., 144A, 2.915%, 4/10/2009	12,500,000	12,500,000
Australia & New Zealand Banking Group Ltd., 2.891%, 7/2/2009	20,000,000	20,000,000
Banco Espanol de Credito SA, 2.785%, 8/11/2008	50,000,000	50,000,000
Bank of America NA, 2.987%, 7/6/2009	23,980,000	23,980,000
Bank of Nova Scotia, 3.134%, 5/6/2009	20,000,000	20,000,000
Bank of Scotland PLC, 2.994%, 6/5/2009	13,225,000	13,225,000
BNP Paribas:
2.46%, 8/25/2008	30,000,000	30,000,000
2.895%, 5/13/2009	15,000,000	15,000,000
Caja de Ahorros y Monte de Piedad de Madrid, 2.936%, 8/12/2008	25,000,000	25,000,000
Commonwealth Bank of Australia, 2.752%, 12/18/2008	10,000,000	9,999,010
Credit Agricole SA, 144A, 3.031%, 7/22/2009	37,500,000	37,500,000
Danske Bank AS, 2.448%, 8/19/2008	44,000,000	43,999,855
DNB NOR Bank ASA, 2.471%, 9/24/2008	15,000,000	15,000,000
General Electric Capital Corp., 2.481%, 8/19/2011	30,000,000	30,000,000
HSBC Bank USA NA, 2.467%, 8/15/2008	65,000,000	65,000,266
HSBC Finance Corp., 2.48%, 8/6/2008	15,000,000	15,000,000
HSH Nordbank AG, 2.478%, 8/20/2008	25,000,000	25,000,000
ING Bank NV, 3.059%, 3/26/2009	10,000,000	10,000,000
Intesa Bank (Ireland) PLC, 2.481%, 8/22/2008	65,000,000	65,000,000
Intesa Sanpaolo SpA, 2.956%, 5/13/2009	33,050,000	33,050,000
JPMorgan Chase & Co., 2.827%, 4/3/2009	40,000,000	39,998,629
KBC Bank NV, 2.81%, 12/16/2008	42,500,000	42,500,000
Metropolitan Life Global Funding I,
Metropolitan Life Global Funding I, 144A, 3.041%, 8/7/2009	7,500,000	7,500,000
National Australia Bank Ltd.:
2.918%, 2/19/2009	22,500,000	22,500,000
3.001%, 4/7/2009	15,000,000	15,000,000
Natixis, 2.921%, 4/6/2009	35,000,000	35,000,000
Nordea Bank AB, 2.461%, 9/8/2008	50,000,000	49,999,849
Procter & Gamble International Funding SCA, 2.788%, 2/19/2009	7,500,000	7,500,000
Rabobank Nederland NV, 144A, 2.9%, 8/7/2009	22,500,000	22,500,000
Royal Bank of Canada, 2.857%, 7/15/2009	22,000,000	22,000,000
Skandinaviska Enskilda Banken AB, 2.476%, 8/19/2008	7,000,000	7,000,000
Svenska Handelsbanken AB, 144A, 3.15%, 8/25/2009	12,000,000	12,000,000
Toyota Motor Credit Corp., 2.3%, 3/12/2009	15,000,000	15,000,000
UniCredito Italiano Bank (Ireland) PLC:
2.487%, 8/14/2008	32,000,000	32,000,000
2.501%, 8/8/2008	41,000,000	41,000,000
2.781%, 8/8/2008	24,000,000	23,999,970
Total Short-Term Notes (Cost $994,752,579)		994,752,579

Master Notes 2.0%
Citigroup Global Markets, Inc., 2.337%*, 8/1/2008 (a) (Cost $85,000,000)	85,000,000	85,000,000

Time Deposits 0.4%
BNP Paribas, 2.15%, 8/1/2008	14,507,891	14,507,891
Toronto-Dominion Bank, 2.125%, 8/1/2008	2,955,966	2,955,966
Total Time Deposits (Cost $17,463,857)		17,463,857

Government & Agency Obligations 5.1%
US Government Sponsored Agencies 3.0%
Federal Home Loan Bank:
1.82%**, 8/1/2008	2,974,000	2,974,000
2.31%*, 4/3/2009	12,000,000	12,000,000
2.35%**, 2/11/2009	20,000,000	19,746,722
2.36%**, 5/12/2009	15,000,000	14,720,733
2.53%**, 1/26/2009	40,000,000	39,499,622
2.73%**, 1/20/2009	15,000,000	14,804,350
Federal National Mortgage Association, 2.575%**, 11/26/2008	24,000,000	23,799,150
		127,544,577
US Treasury Obligations 2.1%
US Treasury Bills:
2.1%**, 7/2/2009	15,000,000	14,706,875
2.31%**, 7/2/2009	20,000,000	19,570,083
2.37%**, 6/4/2009	20,000,000	19,595,783
2.42%**, 6/4/2009	17,500,000	17,138,849
US Treasury Note, 4.875%, 5/15/2009	16,000,000	16,336,575
		87,348,165
Total Government & Agency Obligations (Cost $214,892,742)		214,892,742

Repurchase Agreements 4.1%
Banc of America Securities LLC, 2.18%, dated 7/31/2008, to be repurchased at $37,540,416 on 8/1/2008 (b)	37,538,143	37,538,143
BNP Paribas, 2.19%, dated 7/31/2008 to be repurchased at $30,001,825 on 8/1/2008 (c)	30,000,000	30,000,000
Credit Suisse Securities (USA) LLC, 2.2%, dated 7/31/2008, to be repurchased at $33,516,436 on 8/1/2008 (d)	33,514,388	33,514,388
JPMorgan Securities, Inc., 2.18%, dated 7/31/2008, to be repurchased at $50,938,183 on 8/1/2008 (e)	50,935,099	50,935,099
Merrill Lynch Government Securities, Inc., 2.2%, dated 7/31/2008, to be repurchased at $20,001,222 on 8/1/2008 (f)	20,000,000	20,000,000
Total Repurchase Agreements (Cost $171,987,630)		171,987,630
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,227,227,737)+	99.8	4,227,227,737
Other Assets and Liabilities, Net	0.2	10,428,149
Net Assets	100.0	4,237,655,886
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of July 31, 2008.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $4,227,227,737.
(a) Reset date; not a maturity date.
(b) Collateralized by $40,243,253 Federal Home Loan Mortgage Corp., 5.0%, maturing on 7/1/2038 with a value of $38,288,906.
(c) Collateralized by $30,455,000 Federal Home Loan Bank, 2.62%, maturing on 4/28/2009 with a value of $30,604,179.
(d) Collateralized by $33,493,757 Federal Home Loan Mortgage Corp., 5.615-5.928%, with various maturity dates of 7/1/2037-11/1/2037 with a value of $34,188,367.
(e) Collateralized by $51,470,384 Federal National Mortgage Association, 6.0%, maturing on 11/1/2036 with a value of $51,956,137.
(f) Collateralized by $21,407,222 Federal Home Loan Mortgage Corp., 5.0%, maturing on 2/1/2037 with a value of $20,401,083.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2008
Assets
Investments in securities, valued at amortized cost	$ 4,227,227,737
Cash	309,012
Receivable for Fund shares sold	11,181,993
Interest receivable	6,655,018
Other assets	114,335
Total assets	4,245,488,095
Liabilities
Payable for Fund shares redeemed	3,617,080
Distributions payable	1,089,650
Accrued management fee	547,983
Other accrued expenses and payables	2,577,496
Total liabilities	7,832,209
Net assets, at value	$ 4,237,655,886
Net Assets Consist of
Undistributed net investment income	102,392
Accumulated net realized gain (loss)	(252,849)
Paid-in capital	4,237,806,343
Net assets, at value	$ 4,237,655,886

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2008 (continued)
Net Asset Value
DWS Cash Investment Trust Class A
Net Asset Value, offering and redemption price per share ($156,423,056 ÷ 156,511,613 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Cash Investment Trust Class B
Net Asset Value, offering and redemption price per share ($29,956,742 ÷ 29,995,167 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Cash Investment Trust Class C
Net Asset Value, offering and redemption price per share ($42,434,075 ÷ 42,457,050 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Cash Investment Trust Class S
Net Asset Value, offering and redemption price per share ($579,012,787 ÷ 579,706,991 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
DWS Money Market Fund
Net Asset Value, offering and redemption price per share ($3,429,829,226 ÷ 3,429,490,925 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2008
Investment Income
Income: Interest	$ 183,006,145
Expenses: Management fee	10,257,413
Services to shareholders	6,326,342
Administration fee	1,072,566
Distribution and service fees	1,053,928
Custodian fee	157,028
Trustees' fees and expenses	339,698
Reports to shareholders and shareholder meeting	936,593
Registration fees	179,207
Professional fees	195,265
Other	155,801
Total expenses before expense reductions	20,673,841
Expense reductions	(284,914)
Total expenses after expense reductions	20,388,927
Net investment income	162,617,218
Net realized gain (loss)	(25,112)
Net increase (decrease) in net assets resulting from operations	$ 162,592,106

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2008	2007
Operations: Net investment income	$ 162,617,218	$ 187,910,583
Net realized gain (loss)	(25,112)	(697)
Net increase (decrease) in net assets resulting from operations	162,592,106	187,909,886
Distributions to shareholders from net investment income: DWS Cash Investment Trust Class A	(4,273,645)	(2,032,244)*
DWS Cash Investment Trust Class B	(840,703)	(536,254)*
DWS Cash Investment Trust Class C	(1,058,276)	(548,761)*
DWS Cash Investment Trust Class S	(21,748,749)	(11,402,855)*
DWS Money Market Fund	(134,695,847)	(173,390,469)
Total distributions	(162,617,220)	(187,910,583)
Fund share transactions: Proceeds from shares sold	2,642,320,963	2,521,059,750
Reinvestment of distributions	160,374,466	183,816,351
Cost of shares redeemed	(2,954,617,892)	(2,523,978,597)
Net assets acquired in tax-free reorganization	—	809,867,584
Net increase (decrease) in net assets from Fund share transactions	(151,922,463)	990,765,088
Increase (decrease) in net assets	(151,947,577)	990,764,391
Net assets at beginning of period	4,389,603,463	3,398,839,072
Net assets at end of period (including undistributed net investment income of $102,392 and $102,394, respectively)	$ 4,237,655,886	$ 4,389,603,463
* For the period from March 12, 2007 (commencement of operations) to July 31, 2007.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

DWS Cash Investment Trust Class A
Years Ended July 31,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00
Net investment income	.034	.018
Distributions from net investment income	(.034)	(.018)
Net asset value, end of period	$ 1.00	$ 1.00
Total Return (%)	3.41[b]	1.77**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	156	116
Ratio of expenses before expense reductions (%)	.85	.86*
Ratio of expenses after expense reductions (%)	.84	.86*
Ratio of net investment income (%)	3.37	4.51*
[a] For the period from March 12, 2007 (commencement of operations) to July 31, 2007. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized
DWS Cash Investment Trust Class B
Years Ended July 31,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00
Net investment income	.026	.014
Distributions from net investment income	(.026)	(.014)
Net asset value, end of period	$ 1.00	$ 1.00
Total Return (%)	2.62[b]	1.45b**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	36
Ratio of expenses before expense reductions (%)	1.62	1.69*
Ratio of expenses after expense reductions (%)	1.61	1.67*
Ratio of net investment income (%)	2.60	3.70*
[a] For the period from March 12, 2007 (commencement of operations) to July 31, 2007. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized
DWS Cash Investment Trust Class C
Years Ended July 31,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00
Net investment income	.027	.015
Distributions from net investment income	(.027)	(.015)
Net asset value, end of period	$ 1.00	$ 1.00
Total Return (%)	2.69[b]	1.48b**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	39
Ratio of expenses before expense reductions (%)	1.54	1.60*
Ratio of expenses after expense reductions (%)	1.53	1.60*
Ratio of net investment income (%)	2.68	3.77*
[a] For the period from March 12, 2007 (commencement of operations) to July 31, 2007. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized
DWS Cash Investment Trust Class S
Years Ended July 31,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00
Net investment income	.037	.019
Distributions from net investment income	(.037)	(.019)
Net asset value, end of period	$ 1.00	$ 1.00
Total Return (%)	3.73[b]	1.89**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	579	602
Ratio of expenses before expense reductions (%)	.53	.56*
Ratio of expenses after expense reductions (%)	.53	.56*
Ratio of net investment income (%)	3.68	4.81*
[a] For the period from March 12, 2007 (commencement of operations) to July 31, 2007. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized
DWS Money Market Fund
Years Ended July 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.038	.050	.040	.019	.007
Distributions from net investment income	(.038)	(.050)	(.040)	(.019)	(.007)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	3.84[a]	5.09	4.04	1.95	.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,430	3,596	3,399	3,392	3,432
Ratio of expenses before expense reductions (%)	.43	.40	.44	.48	.43
Ratio of expenses after expense reductions (%)	.42	.40	.44	.48	.43
Ratio of net investment income (%)	3.79	4.98	3.97	1.91	.72
[a] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Money Market Prime Series (the "Fund") is a diversified series of DWS Money Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options: DWS Cash Investment Trust Classes A, B, C, S and DWS Money Market Fund shares. DWS Cash Investment Trust Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another DWS Investments Fund. DWS Cash Investment Trust Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions. DWS Cash Investment Trust Class B shares automatically convert to DWS Cash Investment Trust Class A shares six years after issuance. DWS Cash Investment Trust Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. DWS Cash Investment Trust Class C shares do not convert into another class. DWS Money Market Fund and DWS Cash Investment Trust Class S shares are not subject to initial or contingent deferred sales charges. DWS Cash Investment Trust Class S shares are generally not available to new investors except under certain circumstances.

Investment income, realized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

New Accounting Pronouncement. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of July 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At July 31, 2008, the Fund had a net tax basis capital loss carry forward of approximately $143,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2016, whichever occurs first. In addition from November 1, 2007 through July 31, 2008, the Fund incurred approximately $109,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2009.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At July 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 1,276,501

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2008	2007
Distributions from ordinary income*	$ 162,617,220	$ 187,910,583
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to May 1, 2008, under the Investment Management Agreement, the Fund paid a monthly management fee of 1/12 of the annual rates of the average daily net assets of the Fund as follows, computed and accrued daily and payable monthly:

First $215,000,000 of the Fund's average daily net assets	.500%
Next $335,000,000 of such net assets	.375%
Next $250,000,000 of such net assets	.300%
Next $800,000,000 of such net assets	.250%
Next $800,000,000 of such net assets	.240%
Next $800,000,000 of such net assets	.230%
Over $3,200,000,000 of such net assets	.220%

Effective May 1, 2008, under the Amended and Restated Investment Management Agreement, the Fund paid a monthly management fee of 1/12 of the annual rates of the average daily net assets of the Fund as follows, computed and accrued daily and payable monthly:

First $215,000,000 of the Fund's average daily net assets	.400%
Next $335,000,000 of such net assets	.275%
Next $250,000,000 of such net assets	.200%
Next $800,000,000 of such net assets	.150%
Next $800,000,000 of such net assets	.140%
Next $800,000,000 of such net assets	.130%
Over $3,200,000,000 of such net assets	.120%

Accordingly, for the year ended July 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.24% of the Fund's average daily net assets.

For the period from August 1, 2007 through March 9, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses to the extent necessary to maintain total operating expenses of certain classes of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

DWS Cash Investment Trust Class A	0.96%
DWS Cash Investment Trust Class B	1.67%
DWS Cash Investment Trust Class C	1.60%
DWS Money Market Fund	0.47%

For DWS Cash Investment Trust Class S shares, for the period from August 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain total operating expenses at 0.67% of the Fund's average daily net assets.

For DWS Cash Investment Trust Class S shares, for the period from October 1, 2008 through March 9, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain total operating expenses at 0.72% of the Fund's average daily net assets.

Administration Fee. Effective May 1, 2008, pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from May 1, 2008 through July 31, 2008, the Advisor received an Administration Fee of $1,072,566, of which $359,367 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at July 31, 2008
DWS Cash Investment Trust Class A	$ 334,835	$ 95,653
DWS Cash Investment Trust Class B	88,700	26,323
DWS Cash Investment Trust Class C	81,316	25,750
DWS Cash Investment Trust Class S	1,154,519	340,931
DWS Money Market Fund	3,302,595	918,143
	$ 4,961,965	$ 1,406,800

Distribution and Service Fees. Under the Fund's DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares. For the year ended July 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2008
DWS Cash Investment Trust Class B	$ 240,366	$ 19,912
DWS Cash Investment Trust Class C	303,596	28,110
	$ 543,962	$ 48,022

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, and DWS Cash Investment Trust Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2008	Annual Effective Rate
DWS Cash Investment Trust Class A	$ 328,645	$ 32,443.25%
DWS Cash Investment Trust Class B	80,122	6,316.25%
DWS Cash Investment Trust Class C	101,199	9,053.25%
	$ 509,966	$ 47,812

Contingent Deferred Sales Charge. DIDI receives any contingent deferred sales charge ("CDSC") from DWS Cash Investment Trust Class B share redemptions occurring within six years of purchase and DWS Cash Investment Trust Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for DWS Cash Investment Trust Class B and 1% for DWS Cash Investment Trust Class C, of the value of the shares redeemed. For the year ended July 31, 2008, the CDSC for DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares aggregated $127,000 and $13,146, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of DWS Cash Investment Trust Class A shares. For the year ended July 31, 2008, DIDI received $13,359 for DWS Cash Investment Trust Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $26,574, of which $9,403 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended July 31, 2008, the Fund paid its allocated portion of the retirement benefit of $216,963 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

C. Fee Reductions

For the year ended July 31, 2008, the Advisor agreed to reimburse the Fund $15,980, which represents a portion of the expected fee savings for the Advisor through December 31, 2007 related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2008, the Fund's custodian fee was reduced by $8,399 and $43,572, respectively, for custodian and transfer agent credits earned.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2008		Year Ended July 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
DWS Cash Investment Trust Class A	130,298,085	$ 130,298,085	33,176,005*	$ 33,176,005*
DWS Cash Investment Trust Class B	24,944,523	24,944,523	10,114,740*	10,114,740*
DWS Cash Investment Trust Class C	45,727,254	45,727,254	18,751,781*	18,751,781*
DWS Cash Investment Trust Class S	248,315,895	248,315,895	118,638,337*	118,638,337*
DWS Money Market Fund	2,193,035,206	2,193,035,206	2,340,378,887	2,340,378,887
		$ 2,642,320,963		$ 2,521,059,750
Shares issued to shareholders in reinvestments of distributions
DWS Cash Investment Trust Class A	4,110,145	$ 4,110,145	1,983,584*	$ 1,983,584*
DWS Cash Investment Trust Class B	786,983	786,983	510,141*	510,141*
DWS Cash Investment Trust Class C	987,822	987,822	521,338*	521,338*
DWS Cash Investment Trust Class S	20,756,255	20,756,255	10,998,964*	10,998,964*
DWS Money Market Fund	133,733,261	133,733,261	169,802,324	169,802,324
		$ 160,374,466		$ 183,816,351
Shares redeemed
DWS Cash Investment Trust Class A	(94,203,818)	$ (94,203,818)	(33,026,973)*	$ (33,026,973)*
DWS Cash Investment Trust Class B	(32,135,197)	(32,135,197)	(17,137,386)*	(17,137,386)*
DWS Cash Investment Trust Class C	(43,270,943)	(43,270,943)	(17,062,524)*	(17,062,524)*
DWS Cash Investment Trust Class S	(292,377,778)	(292,377,778)	(143,441,306)*	(143,441,306)*
DWS Money Market Fund	(2,492,630,156)	(2,492,630,156)	(2,313,310,408)	(2,313,310,408)
		$ (2,954,617,892)		$ (2,523,978,597)
Shares issued in tax-free reorganization**
DWS Cash Investment Trust Class A	—	$ —	114,174,585	$ 114,088,239
DWS Cash Investment Trust Class B	—	—	42,911,363	42,872,874
DWS Cash Investment Trust Class C	—	—	36,802,322	36,779,775
DWS Cash Investment Trust Class S	—	—	616,816,624	616,126,696
		$ —		$ 809,867,584
Net increase (decrease)
DWS Cash Investment Trust Class A	40,204,412	$ 40,204,412	116,307,201*	$ 116,220,855*
DWS Cash Investment Trust Class B	(6,403,691)	(6,403,691)	36,398,858*	36,360,369*
DWS Cash Investment Trust Class C	3,444,133	3,444,133	39,012,917*	38,990,370*
DWS Cash Investment Trust Class S	(23,305,628)	(23,305,628)	603,012,619*	602,322,691*
DWS Money Market Fund	(165,861,689)	(165,861,689)	196,870,803	196,870,803
		$ (151,922,463)		$ 990,765,088
* For the period from March 12, 2007 (commencement of operations) to July 31, 2007.
** On March 12, 2007, DWS Cash Investment Trust was acquired by the Fund through a tax-free reorganization (see Note F).

F. Acquisition of Assets

On March 12, 2007, the Fund acquired all of the net assets of DWS Cash Investment Trust pursuant to a plan of reorganization approved by shareholders on January 25, 2007. The acquisition was accomplished by a tax-free exchange of 114,174,585 Class A shares, 42,911,363 Class B shares, 36,802,322 Class C shares and 616,816,624 Class S shares of DWS Cash Investment Trust outstanding on March 12, 2007. The net assets at that date of $114,088,239 for Class A, $42,872,874 for Class B, $36,779,775 for Class C and $616,126,696 for Class S of DWS Cash Investment Trust, were combined with those of DWS Money Market Prime Series. The aggregate net assets of the Fund immediately before the acquisition were $3,530,283,595. The combined net assets of the Fund immediately following the acquisition were $4,340,151,179.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Money Funds and Shareholders of DWS Money Market Prime Series:

We have audited the accompanying statement of assets and liabilities of DWS Money Market Prime Series (the "Fund"), a series of DWS Money Funds (the "Trust"), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Money Market Prime Series at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 15, 2008

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results

The Special Meeting of Shareholders of DWS Money Market Prime Series (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	2,166,439,933.6103	134,980,040.5077
Henry P. Becton, Jr.	2,160,974,069.9828	140,445,904.1352
Dawn-Marie Driscoll	2,160,976,792.8760	140,443,181.2420
Keith R. Fox	2,166,925,335.8775	134,494,638.2405
Paul K. Freeman	2,166,311,231.2236	135,108,742.8944
Kenneth C. Froewiss	2,166,327,252.8629	135,092,721.2551
Richard J. Herring	2,166,207,187.8247	135,212,786.2933
William McClayton	2,165,019,338.7838	136,400,635.3342
Rebecca W. Rimel	2,162,212,834.1186	139,207,139.9994
William N. Searcy, Jr.	2,165,758,922.8857	135,661,051.2323
Jean Gleason Stromberg	2,162,684,743.0440	138,735,231.0740
Robert H. Wadsworth	2,163,628,805.1041	137,791,169.0139
Axel Schwarzer	2,164,358,410.9896	137,061,563.1284

2-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain
1,912,315,394.9854	130,937,346.1026	170,822,946.0300

2-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
1,906,606,723.4729	139,204,011.5362	168,264,952.1087

3-C. Approval of a Revised Fundamental Investment Policy regarding the Concentration for Funds That Will Concentrate in Bank Obligations.

Number of Votes:
For	Against	Abstain
1,878,007,623.9250	153,482,720.5074	182,585,342.6856

3-F. Approval of a Revised Fundamental Investment Policy Regarding Commodities.

Number of Votes:
For	Against	Abstain
1,870,222,684.2990	168,333,644.4335	175,519,358.3854

The meeting was reconvened on June 13, 2008, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

5. Approval of Amended and Restated Declarations of Trust.

Number of Votes:
For	Against	Abstain
2,222,345,808.4579	153,206,865.3479	219,558,801.1682

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of July 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within DWS Cash Investment Trust Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of DWS Cash Investment Trust Classes A, B and C and DWS Money Market Fund:

(800) 621-1048

For shareholders of DWS Cash Investment Trust Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
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Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Nasdaq Symbol	CUSIP Number	Fund Number
DWS Money Market Fund	KMMXX	23339A 101	6
DWS Cash Investment Trust Class A	DOAXX	23339A 408	421
DWS Cash Investment Trust Class B	DOBXX	23339A 507	621
DWS Cash Investment Trust Class C	DOCXX	23339A 606	721
DWS Cash Investment Trust Class S	DOSXX	23339A 705	2021

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, July 31, 2008, DWS Money Market Prime Series has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MONEY MARKET PRIME SERIES

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$59,068	$0	$6,563	$0
2007	$47,645	$0	$6,497	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$402,000	$0
2007	$262,000	$466,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$6,563	$402,000	$1,674,733	$2,083,296
2007	$6,497	$466,614	$1,319,326	$1,792,437

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2007 and 2008 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Money Market Prime Series, a series of DWS Money Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Money Market Prime Series, a series of DWS Money Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	September 29, 2008